Rule 497(e)

File Nos. 333-147743 & 811-08183

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated May 20, 2009

To the Prospectus dated May 1, 2009 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

The Board of Directors of the DWS Dreman High Return Equity VIP has approved the termination of Dreman Value Management, L.L.C. ("DVM") as the portfolio’s subadviser. Effective on or about the close of business on June 1, 2009 (the “Transition Date"), DVM will cease to act as the portfolio’s subadviser and Deutsche Investment Management Americas Inc. will assume all day-to-day advisory responsibilities for the portfolio that were previously delegated to DVM.

In addition, on or about the Transition Date, the portfolio will change its name to DWS Strategic Value VIP.

Accordingly, on the Transition Date, the following paragraph shall replace the Portfolio description in the “The Portfolios” section on page 14 of the Prospectus:

“DWS Strategic Value VIP Class A shares (formerly DWS Dreman High Return Equity VIP) seeks to achieve a high rate of total return. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of February 28, 2009, the S&P 500 Index had a median market capitalization of $5 billion) and that portfolio management believes are undervalued. The Portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the S&P 500 Index. Although the Portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize one or more sectors. In fact, it may invest more than 25% of total assets in a single sector. The Portfolio may invest up to 20% of net assets in foreign securities including US dollar-denominated American Depository Receipts. The Portfolio’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks. Portfolio management seeks to invest in a diversified portfolio normally consisting of approximately 60-80 stocks. Portfolio management begins by comparing a company’s stock price to its book value, cash flow, earnings and sales and analyzing individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income. Portfolio management assembles the Portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. Portfolio management employs a disciplined sell strategy and will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities. Sub-advised by Deutsche Investment Management Americas Inc.

Effective May 1, 2009, the Sub-Account investing in this Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.